Exhibit 10.1

EXECUTION COPY	Contract #1-26652287-4
AMENDMENT NUMBER 4
TO
YAHOO! PUBLISHER NETWORK AGREEMENT #1-26652287
     This Amendment Number 4 to the Yahoo! Publisher Network Agreement #1-26652287 (“Amendment #4”) is entered into as of July 29, 2011 (“Amendment #4 Effective Date”) and is made by and among Local.com Corporation (“Publisher”) and Yahoo! Inc. (“Yahoo!”), and modifies the Yahoo! Publisher Network Agreement #1-26652287 by and among the same parties effective as of August 25, 2010, as amended (the “Agreement”).
     In consideration of mutual covenants and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Publisher and Yahoo! hereby agree as follows:
1.	The parties agree that Publisher’s written notice of non-renewal dated July 13, 2011 is hereby revoked and will have no effect on the Agreement.

2.	The “End Date” on the Service Order is hereby deleted and replaced with the following: “End Date: July 31, 2012”.

3.	Parts A and D of the “Deployment of Services on Publisher’s Offerings” section on the Service Order are hereby deleted and replaced with the following, respectively:
A. Results Hosting Sites
1. Link = Search Box; Results = Paid Search Results; Publisher’s Offering = the following Sites: www.local.com, www.mrlocal.com, www.premierguide.com, www.ziphip.com and www.loqal.com (sometimes referred to herein individually or collectively as “Results Hosting Sites”).
2. Link = Hyperlinks; Results = Hyperlink Results; Publisher’s Offering = Results Hosting Sites.
3. Link = Ad Code; Results = Matched Ads; Publisher’s Offering = Results Hosting Sites.
For Results Hosting Sites approved for arbitrage, the terms of Attachment E will apply.
D. Mapped Domains
1. Link = Domain Match Link; Results = Domain Match Results; Publisher’s Offering = Mapped Domains (as defined in Attachment D).
4.	The “Implementation” section on the Service Order is hereby deleted and replaced with the following:
Implementation:
.	As shown in Attachment A and as described in this SO and Attachments

.	***

.	Placement Requirement: As set forth in Section E of Attachment A.

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EXECUTION COPY	Contract #1-26652287-4
.	Publisher will abide by the provisions of *** the Domain Match Attachment.
5.	Part C of the “Compensation” section on the Service Order is hereby deleted in its entirety.

6.	The “Notice” section on the Service Order is hereby amended to revise Publisher’s information to the following:
PUBLISHER
7555 Irvine Center Dr, Irvine, CA 92618
Fax: 949-784-0880
Attn: General Counsel
7.	Section A(5) of Attachment A (Implementation Requirements) is hereby deleted in its entirety and replaced with the following (additions shown in italics):
5.	Publisher will display the first three (3) Paid Results (or any lesser number delivered by Yahoo!) contiguously, in the order provided by Yahoo!, without any other content between the individual Paid Results. Furthermore, with respect to Paid Results after such first three Paid Results (or any lesser number delivered by Yahoo!) and any other Results on a webpage, Publisher will display such Results in the order provided by Yahoo without any other search results or content from providers other than Yahoo! in between the individual Results, as shown in the mockups attached hereto or as otherwise approved in writing by Yahoo!.
8.	Section A(12) of Attachment A (Implementation Requirements) is hereby deleted in its entirety and replaced with the following (additions shown in italics):
12.	Publisher will implement any commercially reasonable technical requirements requested by Yahoo!***.
9.	Section E (iFrame Implementation) of Attachment A (Implementation Requirements) is hereby deleted in its entirety and replaced with the following:
E.	Placement Requirement
***
10.	The third sentence of Section 3 (Future Offerings) of Attachment B (Terms and Conditions) is hereby deleted and replaced with the following (additions shown in italics):
In addition, if, after the Start Date, Publisher owns or operates any additional websites or domains, owns or licenses any software applications for distribution to end-users, or engages in any email campaigns that include (or that Publisher anticipates will include) search functionality or Paid Listings ***, Publisher will notify Yahoo! ***.
11.	Section 8 (Exclusivity) of Attachment B (Terms and Conditions) is hereby amended as follows:
a.	The following is hereby included before subsection (a) of Section 8:
8.	Exclusivity. ***
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EXECUTION COPY	Contract #1-26652287-4
b.	The first sentence of Section 8(b) is hereby deleted and replaced with the following (additions shown in italics):
***
c.	Section 8(e) is hereby deleted in its entirety and replaced with “Intentionally omitted.”
12.	All references to “mockups” in the Agreement are hereby amended to refer to “mockups attached to this Agreement or as otherwise approved in writing by Yahoo!.”

13.	The Agreement is amended to include the mockups attached to this Amendment #4.

14.	Exhibit 2 to the Agreement is hereby deleted in its entirety and replaced with the following:
Exhibit 2 to the Agreement
*** Approved by Yahoo! as of the Start Date
As approved in writing by Yahoo!.
15.	Miscellaneous.
(a)	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

(b)	The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby. All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

(c)	This Amendment #4 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature.

(d)	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment #4, the terms and conditions of this Amendment #4 shall control.
[SIGNATURE PAGE FOLLOWS]
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Yahoo! Confidential

EXECUTION COPY	Contract #1-26652287-4
[SIGNATURE PAGE TO AMENDMENT #4]
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment #4 as of the Amendment #4 Effective Date.

LOCAL.COM CORPORATION		YAHOO! INC.

By: Name:	/s/ Kenneth S. Cragun Kenneth S. Cragun	By: Name:	/s/ Al Echamendi Al Echamendi
Title:	CFO	Title:	VP, Business Development: Search and Strategic Partnerships
Date:	7-29-11	Date:	7-29-11
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EXECUTION COPY	Contract #1-26652287-4
MOCKUPS
As attached hereto.
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Yahoo! Confidential